UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2021 (May 3, 2021)

Aberdeen Income Credit Strategies Fund

(Exact name of registrant as specified in its charter)

Delaware	811-22485	80-0660749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Market Street, Suite 200 Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code (800)-522-5465

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	ACP	New York Stock Exchange
5.250% Series A Perpetual Preferred Shares (Liquidation Preference $25.00)	ACP PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 3, 2021, Aberdeen Income Credit Strategies Fund (NYSE: ACP) (the “Trust”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Trust, Aberdeen Asset Managers Limited, Aberdeen Standard Investments Inc., and UBS Securities LLC (the “Representative”), as representative of the underwriters named in Schedule A thereto, in connection with the issuance and sale of 1,600,000 shares of the Trust's 5.250% Series A Perpetual Preferred Shares, par value $0.001 per share (the “Preferred Shares”) at a price to the public of $25.00 per Common Share (the “Offering”).

The Offering has been made pursuant a prospectus supplement, dated May 3, 2021 and the accompanying prospectus, dated April 27, 2021, each of which constitute part of the Trust’s effective shelf registration statement on Form N-2 (File No. 333- 253698) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference.

In connection with the offering of the Preferred Shares, the Trust entered into an amendment, effective as of May 10, 2021, to the Transfer Agency and Service Agreement (the “Transfer Agency Agreement”) with Computershare Trust Company, N.A. and Computershare Inc. to provide services with respect to the Preferred Shares.

The foregoing description is only a summary of the amendments to the Transfer Agency Agreement and is qualified in its entirety by reference to the text of the amendment to the Transfer Agency Agreement filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 3, 2021, the Trust adopted a Statement of Preferences of Perpetual Preferred Shares (the “Statement of Preferences”) establishing and fixing the rights and preferences of the Preferred Shares. The Statement of Preferences authorized 1,600,000 Preferred Shares, liquidation preference $25.00 per share. A copy of the Statement of Preferences is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 8.01.	Other Events

On May 3, 2021, the Trust conducted the Offering pursuant to the Trust’s Registration Statement. A copy of the opinion of Dechert LLP relating to the legality of the Preferred Shares is filed as Exhibit 5.1 to this report.

The Trust incorporates by reference the exhibits filed herewith into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated May 3, 2021, by and among the Trust, Aberdeen Asset Managers Limited, Aberdeen Standard Investments Inc., and UBS Securities LLC, as representative of the underwriters named in Schedule A thereto

3.1	Statement of Preferences of Perpetual Preferred Shares

5.1	Opinion of Dechert LLP

10.1	Seventh Amendment, effective as of May 10, 2021 to the Transfer Agency and Service Agreement between the Trust and Computershare Trust Company, N.A. and Computershare Inc.

23.1	Consent of Dechert LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aberdeen Income Credit Strategies Fund

Date: May 7, 2021	By:	/s/ Lucia Sitar
	Name:	Lucia Sitar
	Title:	Vice President